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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2000

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                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           000-23447                                   36-3915637
      (Commission File Number)             (IRS Employer Identification No.)
                           2801 Slater Road, Suite 200
                        Morrisville, North Carolina                27560
                    (Address of principal executive offices)     (Zip Code)


                                 (919) 595-6000
              (Registrant's telephone number, including area code)


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         Item 5.  Other Events.

         Midway Airlines Corporation (the "Company") announced today that it has entered into term sheets to lease two (2) additional newly manufactured Boeing

737-700 aircraft. The aircraft are scheduled for delivery in January 2001 and

July 2001 and will be equipped with CFM56-7B22 engines. The lease of these two aircraft will increase the number of aircraft in the Company's planned 737 fleet to 22, three of which have been delivered and are now being operated by the

Company.

         The Company also announced that it has released the options it had to purchase fourteen additional Canadair Regional Jets. The Company is currently operating a fleet of 23 Canadair Regional Jets and has three more of these aircraft on firm order for delivery in 2001.

         The Company issued a press release filed herewith as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

             99 Press Release, dated October 10, 2000



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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MIDWAY AIRLINES CORPORATION


                                               By: /s/ Jonathan S. Waller
                                                  ------------------------------
Dated: October 11, 2000                            Jonathan S. Waller
                                                   Senior Vice President



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